                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

    Pursuant to Section 13  or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)    April 16, 1998

                             Cytec Industries Inc.
                             ---------------------
            (Exact name of registrant as specified in its charter)

          Delaware                      1-2372                   22-326866
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(State of other jurisdiction          (Commission             (IRS Employee
of incorporation)                     File Number)          Identification No.)

                          Five Garret Mountain Plaza
                           West Paterson, NJ  07424
                           ------------------------
             (Address of principal executive offices)  (Zip Code)

       Registrant's telephone number, including area code  973-357-3100
                                                           ------------

      __________________________________________________________________
         (Former name or former address, if changed since last report)
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5.  Other Events

On April 16, 1998, Cytec Industries Inc. (the "Company") issued a press release announcing its earnings for the quarter ended March 31, 1998, a copy of which is filed herewith and incorporated by reference herein. A number of the statements made by the Company in the press release may be regarded as "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements include, among others, statements concerning the Company's outlook for 1998, the accretiveness of acquisitions, pricing trends and forces within the industry, the completion dates of capital projects, expected sales growth, cost reduction strategies and their results, long-term goals of the Company and other statements of expectations, beliefs, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.

All predictions as to future results contain a measure of uncertainty and accordingly, actual results could differ materially. Among the factors that could cause a difference are: changes in the general economy; changes in demand for the Company's products or the costs and availability of its raw materials; the actions of competitors; the success of our customers; technological change; changes in employee relations, including possible strikes; government regulations; litigation, including its inherent uncertainty; difficulties in plant operations and materials transportation; environmental matters; and other unforeseen circumstances. A number of these factors are discussed in the Company's filings with the Securities and Exchange Commission.

Under Item 601(c)(2)(iii) of Regulation S-K, the Company is restating the following previously submitted financial data schedules due to the new accounting standard regarding earnings per share (SFAS No. 128).

        Period Ended                   Filed  With
        ------------                   -----------

     September 30, 1997                 Form 10-Q
     June 30, 1997                      Form 10-Q
     March 31, 1997                     Form 10-Q
     December 31, 1996                  Form 10-K
     September 30, 1996                 Form 10-Q
     June 30, 1996                      Form 10-Q

Item 7.  Financial Statement and Exhibits

Exhibits filed as part of this report are listed on the Exhibit Index located on page 4 of this report.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Cytec Industries Inc.
                                        (Registrant)

Date April 17, 1998                     By: /s/ J.P. Cronin
                                        --------------------------------------
                                        J.P. Cronin
                                        Executive Vice President and
                                        Chief Financial Officer
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                                 Exhibit Index



 Exhibit Number                     Description
 --------------                     -----------

     27(a)             Restated Financial Data Schedule for
                       the three month period ended
                       March 31, 1997

     27(b) Restated Financial Data Schedules for the six month period ended June 30, 1997

     27(c)             Restated Financial Data Schedule for
                       the year ended September 30, 1997

     27(d)             Restated Financial Data Schedule for
                       the year ended December 31, 1996

     27(e)             Restated Financial Data Schedule for
                       the nine month period ended
                       September 30, 1996

     27(f)             Restated Financial Data Schedule for
                       the six month period ended June 30, 1996

     99                Press release dated April 16, 1998